Exhibit 99.4

JONES APPAREL GROUP, INC.
UNAUDITED PRO FORMA COMBINED
FINANCIAL STATEMENTS

        The following unaudited pro forma combined balance sheet as of April 3, 2010 and the unaudited pro forma combined statements of operations for the year ended December 31, 2009 and the fiscal three months ended April 3, 2010 are based on the historical financial statements of Jones Apparel Group, Inc. ("Jones") and Stuart Weitzman Holdings, LLC ("SWH") after giving effect to the acquisition of SWH by Jones (as described below) and after applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements.

        Under the terms of the acquisition agreement, the acquisition will occur in two stages. Jones acquired 55% of the membership interests in SWH on June 2, 2010 (the "Initial Closing") for a cash payment of $180.3 million. The required purchase of the remaining 45% will occur on December 31, 2012 or sooner, under certain circumstances as defined in the agreement. The remaining purchase price will be determined under a formula set forth in the agreement, which is based upon the financial results of SWH from 2010 through 2012. For accounting purposes, the transaction is treated as an acquisition of 100% of the membership interests of SWH at the Initial Closing, with an acquisition consideration liability of $181.8 million recorded for the current value of the projected payments for the remaining 45% interest, based on probability-weighted projected earnings before interest, taxes, depreciation and amortization ("EBITDA"), as defined in the agreement, of the acquired business and cash distributions that are required by the agreement to be disbursed for 2010 through 2012, using a discount factor based on an estimated weighted average cost of capital. The total consideration is as follows (in millions).

Cash paid at Initial Closing	$180.3
Liability recorded for purchase of remaining 45% interest	181.8
Total consideration recorded	$362.1

        The acquisition has been accounted for in accordance with the Financial Accounting Standards Board guidance for business combinations. Accordingly, the total purchase price has been allocated to assets acquired and liabilities assumed in connection with the acquisition based on their estimated fair values as of the Initial Closing. These allocations reflect various assumptions, estimates, and analyses. The following table summarizes the fair values of the SWH assets acquired and liabilities assumed at the Initial Closing.

(In millions)	Fair Value
Cash	$21.0
Accounts receivable	20.1
Inventories	18.9
Other current assets	1.5
Property, plant and equipment	19.4
Intangible assets:
Trademarks	154.1
Goodwill	115.1
Customer relationships	20.2
Covenant not to compete	3.5
Order backlog	10.5
Favorable lease agreements	6.1
Licensing agreements	3.6
Other noncurrent assets	0.7
Total assets acquired	36.8
Cash distributions payable	19.0
Current liabilities	10.6
Unfavorable lease agreements	2.7
Other long-term liabilities	0.3
Total liabilities assumed	32.6
Total purchase price	$362.1

The goodwill resulting from the acquisition of SWH is expected to be deductible for tax purposes.

        The unaudited pro forma combined financial statements should be read in conjunction with Jones' historical consolidated financial statements and accompanying notes contained in Jones' Annual Report on Form 10-K for its fiscal year ended December 31, 2009 and Quarterly Report on Form 10-Q for its fiscal quarter ended April 3, 2010 and SWH's historical consolidated financial statements and accompanying notes for its fiscal year ended January 2, 2010 and the unaudited fiscal quarter ended April 3, 2010, which are included as Exhibits 99.2 and 99.3, respectively, to this Form 8-K/A.

Basis of Pro Forma Presentation

        The unaudited pro forma combined balance sheet as of April 3, 2010 is presented as if the acquisition and its related expenses had occurred on April 3, 2010. The unaudited pro forma combined statements of operations for the year ended December 31, 2009 and the fiscal three months ended April 3, 2010 are presented as if the acquisition had occurred on January 1, 2009. The pro forma adjustments presented for the combined statements of operations give effect to the events that are directly attributable to the transaction and are expected to have a continuing impact on the financial results of the combined companies.

        Jones and SWH have different fiscal year ends. Accordingly, the unaudited pro forma combined statement of operations for the year ended December 31, 2009 combines the historical results of Jones for the fiscal year ended December 31, 2009, which began on January 1, 2009, and the historical results of SWH for the fiscal year ended January 2, 2010, which began on January 4, 2009. The unaudited pro forma combined statement of operations for the fiscal quarter ended April 3, 2010 combines the unaudited historical results of Jones for the fiscal quarter ended April 3, 2010, which began on January 1, 2010, and the unaudited historical results of SWH for the fiscal quarter ended April 3, 2010, which began on January 3, 2010.

        Jones has prepared the unaudited pro forma combined financial statements only for illustrative purposes. The unaudited pro forma combined financial statements do not represent the consolidated results of operations or financial condition of Jones had the acquisition been completed as the dates presented and should not be viewed as representative of the future consolidated results of operations or financial condition of Jones. The unaudited pro forma combined financial statements do not reflect any operating efficiencies and cost savings that Jones may achieve with respect to the merged operations.

JONES APPAREL GROUP, INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF APRIL 3, 2010
(All amounts in millions, except per share data)

	Jones	SWH	Pro forma adjustments			Pro forma combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$222.2	$8.8	$(180.3 (4.5	) )	(a) (b)	$46.2
Accounts receivable	441.4	33.0	-			474.4
Inventories, primarily finished goods	353.6	14.8	-			368.4
Prepaid and refundable income taxes	0.2	-	-			0.2
Deferred taxes	30.4	-	-			30.4
Prepaid expenses and other current assets	35.1	1.7	-			36.8
TOTAL CURRENT ASSETS	1,082.9	58.3	(184.8)			956.4
PROPERTY, PLANT AND EQUIPMENT, at cost, less accumulated depreciation and amortization of $544.8, $470.1 and $539.4	231.7	19.9	-			251.6
GOODWILL	46.8	1.1	(1.1 105.0)		(c) (d)	151.8
OTHER INTANGIBLES, at cost, less accumulated amortization	584.5	9.3	(9.3 198.0)		(e) (f)	782.5
INVESTMENT IN AND LOANS TO UNCONSOLIDATED AFFILIATE	39.7	-	-			39.7
OTHER ASSETS	69.7	0.6	-			70.3
TOTAL ASSETS	$2,055.3	$89.2	$107.8			$2,252.3
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$-	$0.2	$-			$0.2
Current portion of capital lease obligations	2.3	-	-			2.3
Current portion of acquisition consideration payable	-	-	8.6		(g)	8.6
Accounts payable	160.4	4.0	-			164.4
Income taxes payable	11.3	-	-			11.3
Distributions payable	-	-	6.8		(h)	6.8
Accrued employee compensation and benefits	27.5	-	-			27.5
Accrued expenses and other current liabilities	77.3	5.7	-			83.0
TOTAL CURRENT LIABILITIES	278.8	9.9	15.4			304.1
NONCURRENT LIABILITIES:
Long-term debt	499.5	0.3	-			499.8
Obligations under capital leases	26.5	-	-			26.5
Deferred taxes	9.3	-	(1.7)		(b)	7.6
Income taxes payable	8.4	-	-			8.4
Acquisition consideration payable	19.6	-	173.2		(g)	192.8
Other noncurrent liabilities	77.5	5.9	(5.9 2.7)		(i) (j)	80.2
TOTAL NONCURRENT LIABILITIES	640.8	6.2	168.3			815.3
TOTAL LIABILITIES	919.6	16.1	183.7			1,119.4
COMMITMENTS AND CONTINGENCIES	-	-	-			-
EQUITY:
Membership interests	-	72.3	(72.3)		(k)	-
Preferred stock, $.01 par value - shares authorized 1.0; none issued	-	-	-			-
Common stock, $.01 par value - shares authorized 200.0; issued 158.5, 156.8 and 156.8	1.6	-	-			1.6
Additional paid-in capital	1,367.8	-	-			1,367.8
Retained earnings	1,599.3	-	(2.8)		(b)	1,596.5
Accumulated other comprehensive loss	(6.9)	0.8	(0.8)		(k)	(6.9)
Treasury stock, 71.4 shares for all periods, at cost	(1,826.3)	-	-			(1,826.3)
TOTAL JONES STOCKHOLDERS' EQUITY	1,135.5	73.1	(75.9)			1,132.7
Noncontrolling interest	0.2	-	-			0.2
TOTAL EQUITY	1,135.7	73.1	(75.9)			1,132.9
TOTAL LIABILITIES AND EQUITY	$2,055.3	$89.2	$107.8			$2,252.3

See accompanying notes to unaudited pro forma combined balance sheet

JONES APPAREL GROUP, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
(All amounts in millions)

        The pro forma adjustments included in the unaudited pro forma combined balance sheet are as follows:

(a)	Represents the initial cash payment for the 55% interest in SWH.

(b)	Represents $4.5 million of acquisition costs incurred by Jones subsequent to April 3, 2010 and the related $1.7 million tax benefit.

(c)	Represents the elimination of goodwill previously recorded by SWH.

(d)	Represents goodwill resulting from the acquisition of SWH.

(e)	Represents the elimination of intangible assets previously recorded by SWH.

(f)	Represents the fair value of acquired intangible assets, as follows

	Trademarks	$154.1
	Customer relationships	20.2
	Covenant not to compete	3.5
	Order backlog	10.5
	Favorable lease agreements	6.1
	Licensing agreements	3.6
		$198.0

(g)	For accounting purposes, the transaction is treated as an initial acquisition of 100% of the equity interests of SWH, with an acquisition consideration liability of $181.8 million recorded for the current value of the projected payment for the remaining 45% interest, based on probability-weighted EBITDA (as defined in the agreement) of the acquired business and cash distributions that are required by the agreement to be disbursed for 2010 through 2012, using a discount factor based on an estimated weighted average cost of capital. The allocation of the acquisition consideration liability is as follows:

	Current liabilities	$8.6
	Noncurrent liabilities	173.2
	Total	$181.8

(h)	Represents the amount of the difference between the amount of cash at the closing date and $2 million that is to be distributed to the selling parties of SWH as described in the acquisition agreement.

(i)	Represents the elimination of deferred rent liabilities and unamortized lease incentives previously recorded by SWH.

(j)	Represents the fair value of acquired unfavorable leases.

(k)	Represents the elimination of the acquired equity accounts of SWH.

JONES APPAREL GROUP, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(All amounts in millions, except per share data)

	Jones Year Ended December 31, 2009	SWH Year Ended January 2, 2010	Pro Forma Adjustments		Pro Forma Combined Year Ended December 31, 2009
Net sales	$3,279.7	$192.7	$-		$3,472.4
Licensing income	46.8	-	-		46.8
Other revenues	0.9	-	-		0.9
Total revenues	3,327.4	192.7	-		3,520.1
Cost of goods sold	2,181.5	96.9	-		2,278.4
Gross profit	1,145.9	95.8	-		1,241.7
Selling, general and administrative expenses	1,008.7	71.2	(0.3 3.6)	(a) (b)	1,083.2
Trademark impairments	28.7	-	-		28.7
Goodwill impairment	120.6	-	-		120.6
Operating (loss) income	(12.1)	24.6	(3.3)		9.2
Interest income	2.8	-	-		2.8
Interest expense and financing costs	55.6	-	24.5	(c)	80.1
Loss and costs associated with repurchase of 4.250% Senior Notes	1.5	-	-		1.5
Equity in loss of unconsolidated affiliate	3.7	-	-		3.7
(Loss) income before provision for income taxes	(70.1)	24.6	(27.8)		(73.3)
Provision for income taxes	16.2	0.3	(1.4)	(d)	15.1
Net (loss) income	(86.3)	24.3	(26.4)		(88.4)
Less: income attributable to noncontrolling interest	0.3	-	-		0.3
(Loss) income attributable to Jones	$(86.6)	$24.3	$(26.4)		$(88.7)
Loss per common share attributable to Jones
Basic	$(1.02)				$(1.04)
Diluted	(1.02)				(1.04)
Weighted average common shares and share equivalents outstanding
Basic	81.7				81.7
Diluted	81.7				81.7

See accompanying notes to unaudited pro forma combined statement of operations

JONES APPAREL GROUP, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(All amounts in millions)

        The pro forma adjustments included in the unaudited pro forma combined statement of operations for the year ended December 31, 2009 are as follows:

(a)	Represents the adjustment of rental expense and elimination of intangible asset amortization previously recorded by SWH.

(b)	Represents amortization related to fair values of acquired intangible assets and unfavorable lease agreements, as follows:

	Customer relationships	$2.0
	Covenant not to compete	0.8
	Favorable lease agreements	0.7
	Unfavorable lease agreements	(0.6)
	Licensing agreements	0.7
	Total	$3.6
	Amortization for the order backlog is not reflected as it does not have a continuing impact on the financial results of the combined companies.

(c)	Represents estimated interest expense on the acquisition consideration payable at 13.5%. The additional interest expense represents the present value accretion component only (on a non-compounded basis) of the acquisition consideration liability recorded for the purchase of the remaining 45% interest on December 31, 2012. The fair value of the acquisition consideration liability is also comprised of other key components, such as the future estimated earnings of SWH and the cost of capital, and the fair value of the liability will change as a result of variations in any of these components. The pro forma adjustments assume no such variations in these key components.

(d)	Represents income taxes related to taxable income of SWH and the pro forma adjustments at the Jones corporate consolidated effective tax rate.

JONES APPAREL GROUP, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE FISCAL QUARTER ENDED APRIL 3, 2010
(All amounts in millions, except per share data)

	Jones		SWH		Pro Forma Adjustments		Pro Forma Combined
Net sales	$876.1		$55.8		$-		$931.9
Licensing income	11.0		-		-		11.0
Other revenues	0.2		-		-		0.2
Total revenues	887.3		55.8		-		943.1
Cost of goods sold	561.1		29.3		-		590.4
Gross profit	326.2		26.5		-		352.7
Selling, general and administrative expenses	249.9		18.3		(0.1 0.9)	(a) (b)	269.0
Operating income	76.3		8.2		(0.8)		83.7
Interest income	0.4		-		-		0.4
Interest expense and financing costs	12.4		-		6.1	(c)	18.5
Equity in loss of unconsolidated affiliate	1.8		-		-		1.8
Income before provision for income taxes	62.5		8.2		(6.9)		63.8
Provision for income taxes	23.1		0.2		0.3	(d)	23.6
Net income	39.4		8.0		(7.2)		40.2
Less: income attributable to noncontrolling interest	0.2		-		-		0.2
Income attributable to Jones	$39.2		$8.0		$(7.2)		$40.0
Earnings per common share attributable to Jones
Basic	$0.46	$		$			$0.47
Diluted	0.45						0.46
Weighted average common shares and share equivalents outstanding
Basic	82.0						82.0
Diluted	82.4						82.4

See accompanying notes to unaudited pro forma combined statement of operations

JONES APPAREL GROUP, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE FISCAL QUARTER ENDED APRIL 3, 2010
(All amounts in millions)

        The pro forma adjustments included in the unaudited pro forma combined statement of operations for the fiscal quarter ended April 3, 2010 are as follows:

(a)	Represents the adjustment of rental expense and elimination of intangible asset amortization previously recorded by SWH.

(b)	Represents amortization related to fair values of acquired intangible assets and unfavorable lease agreements, as follows:

	Customer relationships	$0.5
	Covenant not to compete	0.2
	Favorable lease agreements	0.2
	Unfavorable lease agreements	(0.2)
	Licensing agreements	0.2
	Total	$0.9
	Amortization for the order backlog is not reflected as it does not have a continuing impact on the financial results of the combined companies.

(c)	Represents estimated interest expense on the acquisition consideration payable at 13.5%. The additional interest expense represents the present value accretion component only (on a non-compounded basis) of the acquisition consideration liability recorded for the purchase of the remaining 45% interest on December 31, 2012. The fair value of the acquisition consideration liability is also comprised of other key components, such as the future estimated earnings of SWH and the cost of capital, and the fair value of the liability will change as a result of variations in any of these components. The pro forma adjustments assume no such variations in these key components.

(d)	Represents income taxes related to taxable income of SWH and the pro forma adjustments at the Jones corporate consolidated effective tax rate.